SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 3, 2003


                     American Home Mortgage Investment Corp.
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               (Exact Name of Registrant as Specified in Charter)


            Maryland                  001-31916             20-0103914
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)


520 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)


  Registrant's telephone number, including area code:           (516) 949-3900
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

      On December 3, 2003, American Home Mortgage Holdings, Inc., a Delaware corporation ("American Home") completed its internal reorganization and subsequent acquisition of Apex Mortgage Capital, Inc., a Maryland corporation ("Apex"). The reorganization, which resulted in American Home Mortgage Investment Corp. ("AHM Investment Corp."), a Maryland corporation, becoming the new parent company of American Home, was consummated by merging American Home with and into a subsidiary of AHM Investment Corp. The acquisition of Apex was consummated by merging Apex with and into AHM Investment Corp. Pursuant to the reorganization, each share of American Home common stock, par value $0.01 per share, has been converted into one share of AHM Investment Corp. common stock, par value $0.01 per share ("AHM Investment Corp. Common Stock"), and pursuant to the merger with Apex, each share of Apex common stock, par value $0.01 per share, has been converted into 0.25762 share of AHM Investment Corp. Common Stock.

      The issuance of AHM Investment Corp. Common Stock in the merger and the reorganization was registered under the Securities Act of 1933, as amended, pursuant to AHM Investment Corp.'s registration statement on Form S-4 (File No. 333-107545) (the "Registration Statement") filed with the Securities and Exchange Commission and declared effective on October 24, 2003.

      Attached hereto as Exhibit 99.1 is a copy of the joint press release of American Home and Apex, dated December 3, 2003, reporting the completion of the merger and reorganization.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired.

      The following financial information is attached hereto as Exhibit 99.2.a and is incorporated herein by reference:

          Audited consolidated balance sheets of Apex as of December 31, 2002 and 2001; and

          Audited consolidated statements of income, changes in stockholders' equity and cash flows of Apex for the years ended December 31, 2002, 2001 and 2000.

      The following financial information is attached hereto as Exhibit 99.2.b and is incorporated herein by reference:

          Unaudited condensed consolidated balance sheet of Apex as of September 30, 2003; and

          Unaudited condensed statements of income, changes in stockholders' equity and cash flows of Apex for the nine months ended September 30, 2003 and 2002.

      (b) Pro Forma Financial Information.

      The following pro forma financial information is attached hereto as
Exhibit 99.3 and is incorporated herein by reference:

          Pro forma condensed balance sheet as of September 30, 2003; and

          Pro forma condensed statements of income for the year ended December 31, 2002 and the nine-month period ended September 30, 2003.


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      (c) Exhibits.

      2.1 Agreement and Plan of Merger, dated as of July 12, 2003, by and among American Home, Apex and AHM Investment Corp. (formerly called AHM New Holdco, Inc.) (incorporated by reference from Exhibit 2.1 of Amendment No. 3 to AHM Investment Corp.'s Registration Statement on Form S-4 filed on October 24, 2003 (File No. 333-107545)).

      23.1  Consent of Deloitte & Touche LLP.

      99.1  Joint press release of American Home and Apex, dated December 3,
            2003.

    99.2.a Audited consolidated balance sheets of Apex as of December 31, 2002 and 2001; and

            Audited consolidated statements of income, changes in stockholders' equity and cash flows of Apex for the years ended December 31, 2002, 2001 and 2000.

    99.2.b Unaudited condensed consolidated balance sheet of Apex as of September 30, 2003; and

            Unaudited condensed statements of income, changes in stockholders' equity and cash flows of Apex for the nine months ended September 30, 2003 and 2002.

      99.3  Pro forma condensed balance sheet as of September 30, 2003; and

            Pro forma condensed statements of income for the year ended December 31, 2002 and the nine-month period ended September 30, 2003.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the authorized undersigned.

Date:  December 16, 2003               AMERICAN HOME MORTGAGE
                                       INVESTMENT CORP.


                                       By:   /s/ Michael Strauss
                                          --------------------------------------
                                          Name:  Michael Strauss
                                          Title: Chief Executive Officer
                                                 & President


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                                  EXHIBIT INDEX
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      2.1   Agreement and Plan of Merger, dated as of July 12, 2003, by and among American Home, Apex and AHM Investment Corp. (formerly called AHM New Holdco, Inc.) (incorporated by reference from Exhibit 2.1 of Amendment No. 3 to AHM Investment Corp.'s Registration Statement on Form S-4 filed on October 24, 2003 (File No. 333-107545)).

      23.1  Consent of Deloitte & Touche LLP.

      99.1  Joint press release of American Home and Apex, dated December 3,
            2003.

    99.2.a Audited consolidated balance sheets of Apex as of December 31, 2002 and 2001; and

            Audited consolidated statements of income, changes in stockholders' equity and cash flows of Apex for the years ended December 31, 2002, 2001 and 2000.

    99.2.b Unaudited condensed consolidated balance sheet of Apex as of September 30, 2003; and

            Unaudited condensed statements of income, changes in stockholders' equity and cash flows of Apex for the nine months ended September 30, 2003 and 2002.

      99.3  Pro forma condensed balance sheet as of September 30, 2003; and

            Pro forma condensed statements of income for the year ended December 31, 2002 and the nine-month period ended September 30, 2003.